Performance Commentary | 1st Quarter 2021

Chang Suh, CFA, CEO and CIO

Michael Cook, CFA, FRM, Chief Portfolio Manager

April 22, 2021

Summary

●	Interest rates rose sharply leading to negative fixed income returns in the 1st quarter. The AFL-CIO Housing Investment Trust (HIT) significantly outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate or Benchmark). The HIT generated gross and net returns of -2.17% and -2.24% respectively, while the Benchmark returned -3.37%.[1]

●	The HIT also significantly outperformed the AAA component of the Barclays Aggregate (AAA Index) by 71 basis points (bps) on a gross basis and 64 bps on a net basis. Over 91% of HIT’s investments have a credit quality of AAA (or similar) compared to 70% of the Benchmark.

●	The yield curve steepened with long-term interest rates increasing as inflation and growth expectations rose while short-term rates remained anchored by the Federal Reserve’s accommodative monetary policy. As the vaccine rollout picked up pace, the economy gained momentum, with reopening resulting in employment gains, growing business activity and increased consumer spending. The HIT portfolio benefited from its short relative duration position and overweighting adjustable-rate securities without sacrificing portfolio yield.

●	Agency multifamily mortgage backed securities (MBS) outperformed Treasuries and corporates as the sector benefited from higher yields, lower supply, and robust bank demand as spreads tightened. The HIT ended the quarter with an 80% allocation to multifamily investments, the highest level in its history.

●	Equity and credit markets again set new all-time high valuations as vaccinations accelerated and economic activity increased. Corporate bonds bested all major sectors in the Benchmark on an excess return basis but posted the worst total returns given their long duration. The HIT does not invest in corporate bonds.

●	The HIT had a strong 1st quarter of impact investing, committing a total $180.0 million to four new construction investments. The HIT had 38 projects under construction at the end of the March. These construction investments enhance the portfolio’s yield.

●	The HIT has higher credit quality and a yield advantage relative to the Barclays Aggregate. At quarter end, the HIT provided a yield advantage of 34 bps relative to the Barclays Aggregate and 53 bps to the AAA Index.

1 HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2021 was 0.37%, 4.32%, 2.78%, and 3.26%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  All data in this commentary is as of March 31, 2021 unless otherwise noted.

2021 Q1 Portfolio Commentary

●	The economic momentum from the tailwinds of vaccine distribution and stimulus is expected to continue over the near term. That said, the COVID-19 pandemic will continue to be a major factor in the global economy in 2021. Monetary policy is expected to remain highly accommodative until the economy hits full employment and meets the FOMC’s inflation objective.

1st Quarter Performance

Investment grade fixed income total returns suffered over the quarter due to the effects of significantly higher intererst rates. Absolute returns finished negative, reversing a portion of the strong returns generated in 2020. Unprecedented stimulus flowing through the economy coupled with increased COVID-19 vaccinations drove economic growth and inflation expectations, pressuring yields.

The AAA Index represents the AAA Component of the Bloomberg Barclays US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate and the AAA Index are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Given the challenges of the market environment, the HIT outperformance of the Barclays Aggregate by 120 bps gross of fees and 113 bps net of fees is significant, and represents one of its best relative performance quarters on record. The HIT outperformed the AAA Index by 71 bps and the Treasury component of the Barclays Aggregate by 208 bps on a gross of fees basis. Unprecedented stimulus flowing through the economy, coupled with increased COVID-19 vaccinations, generated economic growth and higher interest rates. The HIT portfolio performed well in this environment by providing investors with a yield advantage and diversification benefits within investment grade fixed income because of its strategic overweight in high credit quality multifamily securities and underweight in credit and Treasuries. Although risk markets continued to reach new historic valuations in both equity and credit markets, HIT’s premium multifamily assets outperformed corporate bonds as spreads tightened materially relative to Treasuries. Moreover, the HIT portfolio’s short relative duration

2021 Q1 Portfolio Commentary

positioning and overweight to adjustable-rate agency MBS further benefited returns, giving investors protection against higher rates and a extending Barclays Aggregate which ended the quarter at 6.25 years – the longest duration on record.

The HIT’s risk-adjusted fundamentals remain sound in the current low yield environment, providing investors with a yield advantage of 34 bps compared to the lower credit quality Barclays Aggregate, with less interest rate risk. Relative to the AAA Index and to the Treasury Index, the HIT provides yield advantages of 53 and 64 bps, respectively, without sacrificing liquidity.

Positive contributions to HIT’s 1st quarter relative performance vs. Barclays Aggregate included:

●	The HIT portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	Performance by FHA and Agency-insured multifamily MBS in the HIT’s portfolio, which experienced tightening in nominal spread performance in the 1st quarter. Spreads for FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened to Treasuries by approximately 38 and 48 bps, respectively. Fannie Mae Delegated Underwriting and Servicing (DUS) security spreads tightened on longer maturity structures, with the Benchmark 10/9.5s tightening by approximately 13 bps. The HIT had a combined 16.8% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 26.1% in fixed-rate single-asset DUS securities of various structures on average during the quarter, while there were no such securities in the Barclays Aggregate.
●	The portfolio’s short relative duration versus the Benchmark as rates sold off across most of the curve. See “The Yield Curve – Treasuries” below.
●	The portfolio’s underweight to Treasuries, as it was the worst performing major asset class in the Barclays Aggregate on an excess return and total return basis during the quarter. The HIT had an average of 4.0% allocated to Treasuries during the quarter while the Benchmark had an average allocation of 37.2%.
●	Performance by Ginnie Mae REMIC structures, which tightened 13 bps in nominal spreads during the quarter. Approximately 13.4% of the HIT portfolio was allocated to Ginnie Mae REMICs during the quarter.
●	The portfolio’s overweight to adjustable rate securities as rates rose during the 1st quarter. The HIT had an average monthly allocation of 8.0% to adjustable rate securities during the period while the Barclays Aggregate only had fixed rate securities.

Negative impacts to HIT’s 1st quarter relative performance included:

●	Performance by corporate bonds, the best performing major asset class in the Barclays Aggregate on an excess return basis posting 95 bps for the 1st quarter. However, credit’s long duration resulted in the sector posting the worst total returns in the Benchmark. The HIT portfolio contains no corporate bonds while the Benchmark held an average of approximately 26.8% during the quarter.
●	Performance by Agency-insured, fixed-rate single family MBS bonds, the second best performing major asset class in the Benchmark on an excess return basis posting 15 bps for the quarter. The HIT portfolio was underweight fixed rate single family MBS with a 12.6% average monthly allocation during the quarter compared to an average allocation of 27.3% for the Barclays Aggregate.
●	The portfolio’s underweight to the lowest credit quality sector (i.e. BBB-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were 8, 97, 55, and 131 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.4% of the HIT portfolio was AAA-rated or carried a government or GSE guarantee during the 1st quarter of 2021.

2021 Q1 Portfolio Commentary

●	The portfolio’s overweight to spread assets as spreads widened across most maturities. Two-, 5-, 7-, and 10-year spreads widened by approximately 5, 5, 2 and 3 bps, respectively.

Fundamentals March 31, 2021	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE				YIELD
U.S. Government/Agency/AAA/Cash	91.3%	70.5%	100.0%	Current Yield	2.63%	2.53%	2.14%
				Yield to Worst	1.86%	1.52%	1.33%
INTEREST RATE RISK				CALL RISK
Effective Duration	5.90	6.25	5.59	Call Protected	79%	73%	61%

Market Overview

Real interest rates and inflation expectations both rose given the level of fiscal spending and growth expectations. The Federal Reserve’s growth forecast increased to 6.5% GDP in 2021 compared to 4.2% as of December 2020, and its inflation forecast moved from 1.8% to 2.4% for 2021. Despite this more optimistic outlook, the central bank pledged to keep monetary policy loose and be tolerant of moderately higher levels of inflation until the economy fully recovers. This manifested in the bear steepening of the rates curve (See “The Yield Curve – Treasuries” below). Risk sentiment drove credit spreads to new historic rich valuations as investors reached for yield in the higher interest rate environment. Lower credit quality investments outperformed safe haven assets on an excess return basis.

Treasuries and corporate bonds gave back approximately half of their 2020 performance during the quarter. These two sectors had the lowest total returns in investment grade fixed income, returning -4.25% and -4.65%, respectively. Meanwhile, the durations of these sectors continued to increase with high demand for and issuance of long-term financing in both the government and corporate sectors. In spite of increased interest rate risk that challenged returns, corporate bonds had their best quarter on a hedged basis with 95 bps of excess return, tightening to 91 bps over Treasuries.

The Yield Curve - Treasuries

Interest rates pushed higher over the quarter from the historic lows of 2020 as the 10-year yield nearly doubled. The yield curve bear steepened with long-term interest rates increasing by approximately 80 bps while short-term rates remained anchored. Real interest rates and inflation expectations both rose, pressuring nominal yields. This environment of improved economic activity is compounded by favorable base effects relative to the economic lockdown that began in March of 2020. Despite the improved outlook, the Federal Reserve again committed to continuing an accommodative monetary policy, forecasting no change in the fed funds target rate through 2023 and no change in their pace of asset purchases for the foreseeable future.

2021 Q1 Portfolio Commentary

●	Long-term interest rates rose driven by increased growth and inflation expectations. The 10- and 30-year US Treasury bonds closed the 1st quarter at 1.74% and 2.41%, respectively. During the quarter, the 2-, 5-, 10- and 30-year rates increased by 4, 58, 83 and 77 basis points, respectively.
●	Record Treasury bond supply continued in the 1st quarter as the federal government financed fiscal deficits, adding pressure to higher rates. The recent $1.9 trillion fiscal spending bill translates into adding higher deficits and larger net issuance in 2021 to an already record amount.

●	The Federal Reserve’s balance sheet now stands at $7.7 trillion or 36.1% of US GDP, continuing to hit new levels. The Fed has committed to $80 billion in monthly Treasury asset purchases and $40 billion in monthly MBS purchases (net) for the foreseeable future to support economic growth via lower interest rates.

Source: Bloomberg

Investment Grade Spreads: Multifamily

On a relative performance basis, agency multifamily securities excelled, benefitting from higher yields, lower supply, and robust bank demand as spreads tightened. GSE-related and FHA/Ginnie Mae multifamily securities outperformed Treasuries and corporates on a relative and total return basis as the market forces that drove record performance in those two sectors in 2020 eased in the 1st quarter. Specifically, the premium coupon multifamily securities in the HIT portfolio outperformed as market sentiment shifted from demanding call protection to extension protection as interest rates hit localized highs during this pandemic.

●	Spreads on GSE-related multifamily securities tightened to Treasuries as investor demand for yield spread, guaranteed term maturities and prepayment protection was unrelenting, particularly from banks. This institutional demand coincided with materially lower fixed-rate refinance volume as commercial mortgage rates rose with Treasury yields.

●	FHA-insured multifamily construction-related and permanent MBS also experienced

Source: HIT, Securities Dealers and BarclaysLive

2021 Q1 Portfolio Commentary

tightening in nominal spread performance during the quarter. At a time when most other spread markets have reached historic valuations, the relative value of this sector compared to corporate credit and other Agency security sectors remains. Specifically, construction-related securities continue to offer the widest yield spread of any Agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Multifamily supply slowed meaningfully after a busy 4th quarter of 2020 mainly driven by lower refinance volume on stabilized properties. The HIT continued its success with an active 1st quarter for impact-generating investments. The HIT committed to four new construction/ substantial rehabilitation projects totaling $180 million in debt investments across various structures adding to the fundamental value of the portfolio through attractive yield spreads relative to Treasuries while generating jobs and housing.

●	Fundamental performance of the HIT portfolio remains solid with approximately 1% of our assets 60+ days delinquent with minimal loans in forbearance. The Federal Housing Finance Agency extended forbearance relief until June 30, 2021 to renters and landlords with GSE-backed loans experiencing COVID-19 hardship. Agency-insured bondholders will not miss any scheduled principal or interest payments unlike the private loan market that is experiencing stress. Approximately 86% of HIT’s portfolio is backed by federally insured loans or have other federal guarantees.

●	Forbearance remained low on an absolute and historical context with only 0.9% of Fannie Mae DUS, 2.2% of Freddie Mac securities, and 1.1% of Ginnie Mae project loans 60+ day delinquent. Student and senior housing, along with small balance loans, remain the multifamily property types with the most signs of stress. The HIT does not have significant exposure to those multifamily property types.

●	Rent collections have held up well despite the pandemic. The most recent fiscal spending bill includes rental assistance that should continue to help families pay current and back rent along with extended unemployment benefits.

Market Outlook

The labor market has a long way to go to return to pre-pandemic levels. Unemployment remains well-above the Federal Reserve’s projected target and the recent rise in inflation is viewed as transitory. Interest rates are likely to remain historically low in the near term, especially short-term interest rates. Despite recent elevated levels of inflation and inflation expectations, the Federal Reserve continues to view long term inflation risks as low. As such, the FOMC has committed to maintain the current interest rate range for fed funds of 0-0.25% until at least 2023. However, market expectations are forecasting tighter monetary policy as early as 2022. The Federal Reserve is willing to accept higher inflation this year as it intends to maximize employment and support the economic recovery. The central bank has also committed to keep the level of current asset purchases supporting interest rates from rising significantly. Any potential policy error could result in capital market volatility given the historic valuations across equity and credit markets.

The HIT should be well-positioned to weather potential financial market and economic volatility with a fundamentally sound portfolio of high credit quality and liquid assets, providing capital preservation, attractive risk-adjusted income and diversification from deteriorating credit fundamentals and record high valuations in corporate credit. We expect that our yield advantage can benefit returns in the future while managing the portfolio with less interest rate risk compared to the Benchmark. Affordable and workforce housing development will continue to be an essential stimulus to the economy as the lingering housing crisis and permanent damage to the economy weigh down on low income households. The Biden administration is focused on housing policy to aid affordable development to

2021 Q1 Portfolio Commentary

combat the housing crisis. The HIT remains focused on building a strong pipeline of opportunities in credit-enhanced construction-related multifamily investments. These investments, which generate attractive yield spreads over historically low Treasury rates and across multiple structures for both construction and permanent financing, are what set the HIT apart from traditional fixed income managers.

Market Data

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-4.25%	0	6.79
Agencies	-1.66%	21	4.09
Single family Agency MBS (RMBS)	-1.10%	15	4.09
Corporates	-4.65%	95	8.48
Commercial MBS (CMBS)	-2.32%	46	5.22
Asset-backed securities (ABS)	-0.16%	15	2.08
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/20	3/31/21	Change
3 Month	0.058%	0.015%	-0.043%
6 Month	0.081%	0.030%	-0.051%
1 Year	0.104%	0.056%	-0.048%
2 Year	0.121%	0.160%	0.039%
3 Year	0.165%	0.346%	0.181%
5 Year	0.361%	0.939%	0.579%
7 Year	0.643%	1.419%	0.776%
10 Year	0.913%	1.740%	0.827%
20 Year	1.440%	2.311%	0.871%
30 Year	1.645%	2.411%	0.766%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2021 Q1 Portfolio Commentary

Portfolio Data as of March 31, 2021

Net Assets	$6,833.99 million
Portfolio Effective Duration	5.90 years	Convexity	0.18
Portfolio Average Coupon	2.74%	Maturity	10.06 years
Portfolio Yield to Worst[1]	1.86%	Portfolio Current Yield[1]	2.63%
Number of Holdings	930	Average Price[2]	104.30

Sector Allocations: 3

Multifamily MBS	76.47%	CMBS – Agency Multifamily*	69.65%
Agency Single-Family MBS	13.04%	Agency Single-Family MBS	13.04%
US Treasury	3.54%	U.S. Treasury Notes/Bonds	3.54%
AAA Private-Label CMBS	1.39%	State Housing Permanent Bonds	5.15%
Multifamily Direct Const. Loans	3.41%	State Housing Construction Bonds	3.06%
Cash & Short-Term Securities	2.15%	Direct Construction Loans	3.41%
		Cash & Short-Term Securities	2.15%
		*Includes multifamily MBS (62.39%), MF Construction MBS (5.86%), and AAA Private-Label CMBS (1.39%).

Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[4]
U.S. Government or Agency	85.90%
AAA	3.26%	East	17.08%
AA	5.28%	Midwest	22.70%
A	0.00%	South	13.60%
Not Rated	3.41%	West	8.11%
Cash	2.15%	National Mortgage Pools	38.51%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	2.15%	5-5.99 years	12.71%	0 – 1 year	3.84%
0-0.99 years	12.34%	6-6.99 years	3.45%	1 – 2.99 years	10.56%
1-1.99 years	6.55%	7-7.99 years	9.83%	3 – 4.99 years	17.50%
2-2.99 years	8.41%	8-8.99 years	6.80%	5 – 6.99 years	31.01%
3-3.99 years	6.13%	9-9.99 years	6.70%	7 – 9.99 years	23.69%
4-4.99 years	15.77%	Over 10 years	9.16%	10 – 19.99 years	8.75%
				Greater than 20 years	4.65%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

4 Excludes cash and short-term equivalents, US Treasury and agency securities.